Exhibit 10.11E

CONSENT AND WAIVER TO

CONSTAR INTERNATIONAL INC.’S

CREDIT AGREEMENT

CONSENT AND WAIVER, dated as of November 24, 2008 (this “Consent and Waiver”), by and among Constar International Inc. (the “Borrower”), Citicorp USA, Inc., as agent for the Lenders and Issuers (in such capacity the “Agent”) and as a Lender, the other Lenders party to the Credit Agreement (as defined below) and each of the Guarantors listed on the signature pages hereof.

W i t n e s s e t h:

WHEREAS, the Borrower, the Agent, the Lenders and the Issuers, among others, are party to that certain Credit Agreement dated as of February 11, 2005 as heretofore amended (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in Credit Agreement); and

WHEREAS, the Borrower is party to that certain Indenture, dated as of November 20, 2002, with Wells Fargo Minnesota, National Association, as trustee, (the “Senior Sub Notes Indenture”) pursuant to which its 11% Senior Subordinated Notes due 2012 (the “Senior Sub Notes”) have been issued; and

WHEREAS, pursuant to the terms of the Senior Sub Notes and the Senior Sub Notes Indenture an interest payment on the Senior Sub Notes is due on December 1, 2008 (the “December Interest Payment”); and

WHEREAS, the Borrower has advised the Agent and the Lenders that the Borrower does not intend to make the December Interest Payment on the date such payment is due; and

WHEREAS, pursuant to Section 9.1 of the Credit Agreement an Event of Default will occur if the Borrower does not make the December Interest Payment when it is due (the “Specified Default”); and

WHEREAS, to enable it to continue to obtain extensions of credit under the Credit Agreement, the Borrower requests that the Requisite Lenders waive the Specified Default for a period (the “Waiver Period”) beginning on December 1, 2008 and ending on the earlier of (i) December 31, 2008 and (ii) the date that the Borrower files a petition under chapter 11 of title 11 of the United States Code; and

WHEREAS, the Lenders party hereto (constituting the Requisite Lenders) and the Agent agree, subject to the limitations and conditions set forth herein, to waive the Specified Default to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section	1. Consent and Waiver

Effective as of the Waiver Effective Date (as defined below), the Lenders and the Agent waive the Specified Default for the duration of the Waiver Period only.

Section	2. Conditions Precedent to the Effectiveness of this Waiver

This Waiver shall become effective when, and only when (the “Waiver Effective Date”) the Agent shall have received this Waiver, duly executed by the Borrower, the Guarantors, the Agent and the Requisite Lenders.

Section	2. Representations and Warranties

The Borrower hereby certifies that the following statements are true on the date hereof after giving effect to this Waiver:

(a) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Waiver Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as supplemented by this Waiver; and

(b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing either on the date hereof or on the Waiver Effective Date.

Section	3. Reference to the Effect on the Loan Documents

(a) As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Waiver and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Waiver shall not constitute a waiver of the Specified Default to the extent such Specified Default continues after the termination of the Waiver Period.

(e) This Waiver shall be deemed a Loan Document.

Section	4. Consent of Guarantors

Each Guarantor hereby consents to this Waiver and agrees that the terms hereof shall not affect, impair or reduce in any way its obligations, liabilities or liens under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section	5. Execution in Counterparts

This Waiver may be executed in any number of counterparts and by different parties in separate counterpart (including by facsimile or other electronic transmission), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or other electronic transmission (including electronic mail) shall be effective as delivery of a manually executed counterpart of this Waiver.

Section	6. Governing Law

This Waiver shall be governed by and construed in accordance with the law of the State of New York.

Section	7. Section Titles

The Section titles contained in this Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section	8. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section	9. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section	10. Successors

The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the Lenders, the other parties hereto and their respective successors and assigns.

Section	11. Waiver of Jury Trial

Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Waiver or any other Loan Document.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

CONSTAR INTERNATIONAL INC.
as Borrower

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

CITICORP USA, INC., as Administrative Agent, Swing Loan Lender and Lender

By:	/s/ David Jaffe
Name:	David Jaffe
Title:	Director and Vice President

WELLS FARGO FOOTHILL, LLC
as Lender

By:	/s/ Mark Bradford
Name:	Mark Bradford
Title:	Vice President

[Constar Waiver Signature Page]

Guarantors:

CONSTAR INTERNATIONAL U.K. LIMITED, as Guarantor

By:	/s/ Christopher Phelan
Name:	Christopher Phelan
Title:	Vice President, European Operations

CONSTAR, INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

BFF INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

DT, INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

CONSTAR FOREIGN HOLDINGS, INC., as Guarantor

By:	/s/ Walter Sobon
Name:	Walter Sobon
Title:	Executive Vice President and CFO

[Constar Waiver Signature Page]